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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


   Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): May 1, 2003


                         Commission file number: 1-11106


                                  PRIMEDIA INC.
                                  -------------
               (Exact name of registrant as specified in its charter)


            DELAWARE                                        13-3647573

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      (State or other jurisdiction of                     (I.R.S. Employer
       incorporation or organization)                    Identification No.)


                     745 FIFTH AVENUE, NEW YORK, NEW YORK
                   ----------------------------------------
                   (Address of principal executive offices)


                                    10151
                                   -------
                                 (Zip Code)


Registrant's telephone number, including area code        (212) 745-0100
                                                          --------------





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ITEM 7.           FINANCIAL STATEMENT AND EXHIBITS.

(c)   Exhibits

Exhibit 99.1: Press Release of PRIMEDIA Inc., dated May 1, 2003

ITEM 9.  Regulation FD Disclosure

On May 1, 2003, PRIMEDIA Inc. issued a press release regarding its earnings for the three months ending March 31, 2003. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1. The information in Exhibit 99.1 is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     PRIMEDIA Inc.
                                     -------------
                                     (Registrant)





Date:   May 1, 2003                 /s/  Beverly C. Chell
     ---------------------   -------------------------------------------------
                                       (Signature)
                               Vice Chairman and Secretary



















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INDEX TO EXHIBITS



Exhibit No.       Description
-----------       -----------

99.1              Press Release of PRIMEDIA Inc.,
                  dated May 1, 2003